UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2023

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Henry Acquisition

On September 13, 2023, Vital Energy, Inc. (the “Company”) entered into a purchase and sale agreement (the “Henry PSA”) with Henry Resources, LLC, Henry Energy LP and Moriah Henry Partners LLC (collectively, “Henry”), pursuant to which the Company agreed to purchase (the “Henry Acquisition”) Henry’s oil and gas properties in the Midland and Delaware Basin, including approximately 15,900 net acres located in Midland, Reeves and Upton Counties, equity interests in certain subsidiaries and related assets and contracts, for consideration comprising (i) approximately 3.72 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and (ii) approximately 4.98 million shares of the Company’s 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock” and such shares of Common Stock and Preferred Stock, collectively, the “Henry Share Consideration”), each subject to purchase price adjustments and customary closing adjustments.

The Henry PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The Company expects the Henry Acquisition to close in the fourth quarter of 2023, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Henry Acquisition will be satisfied. The foregoing description of the Henry PSA does not purport to be complete and is qualified in its entirety by reference to the Henry PSA filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Henry PSA contains representations, warranties and other provisions that were made only for purposes of the Henry PSA and as of specific dates and were solely for the benefit of the parties thereto. The Henry PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or Henry or the assets to be acquired from Henry. The representations and warranties made by the Company and Henry in the Henry PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

The conversion of the shares of Preferred Stock into shares of Common Stock is conditioned on, and will occur automatically upon, the approval by the Company’s stockholders of the issuance of such shares under the New York Stock Exchange rules. The Company intends to obtain such approval at its next annual meeting of stockholder in May 2024. The terms and conditions of the Preferred Stock to be issued as part of the Henry Share Consideration will be set forth in a Certificate of Designations, a copy of which is set forth as Exhibit E to the Henry PSA filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

Under the Henry PSA, the Company agreed to enter into a registration rights agreement with Henry or its designee in connection with the closing of the Henry Acquisition (the “Henry Registration Rights Agreement”). Pursuant to the terms of the Henry Registration Rights Agreement, the Company will agree to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the shares of Common Stock to be issued as part of the Henry Share Consideration and the shares of Common Stock issuable upon conversion of the shares of Preferred Stock to be issued as part of the Henry Share Consideration and to grant such person certain rights to request and/or participate in underwritten offerings. The foregoing description of the Henry Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Henry Registration Rights Agreement included as Exhibit C to the Henry PSA filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

Under the Henry PSA, the Company and Henry agreed to enter into an investor agreement in connection with the closing of the Henry Acquisition (the “Henry Investor Agreement”). Pursuant to the terms of the Henry Investor Agreement, for the time periods specified therein, Henry and its affiliates are subject to customary standstill and transfer restrictions and agree to vote their shares of Common Stock in favor of director nominees and other customary matters as recommended by the Company’s board of directors. The foregoing description of the Henry Investor Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Henry Investor Agreement included as Exhibit F to the Henry PSA filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

Maple Acquisition

On September 13, 2023, the Company entered into a purchase and sale agreement (the “Maple PSA”) with Maple Energy Holdings, LLC (“Maple”), pursuant to which the Company agreed to purchase (the “Maple Acquisition”) Maple’s oil and gas properties in the Delaware Basin, including approximately 15,500 net acres located in Reeves County and related assets and contracts, for consideration comprising approximately 3.58 million shares of Common Stock (the “Maple Share Consideration”), subject to purchase price adjustments and customary closing adjustments.

The Maple PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The Company expects the Maple Acquisition to close in the fourth quarter of 2023, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Maple Acquisition will be satisfied. The foregoing description of the Maple PSA does not purport to be complete and is qualified in its entirety by reference to the Maple PSA filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Maple PSA contains representations, warranties and other provisions that were made only for purposes of the Maple PSA and as of specific dates and were solely for the benefit of the parties thereto. The Maple PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or Maple or the assets to be acquired from Maple. The representations and warranties made by the Company and Maple in the Maple PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Under the Maple PSA, the Company agreed to enter into a registration rights agreement with Maple or its designee in connection with the closing of the Maple Acquisition (the “Maple Registration Rights Agreement”). Pursuant to the terms of the Maple Registration Rights Agreement, the Company will agree to register under the Securities Act the resale of the shares of Common Stock to be issued as the Maple Share Consideration. The foregoing description of the Maple Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Maple Registration Rights Agreement included as Exhibit C to the Maple PSA filed as Exhibit 2.2 hereto and incorporated into this Item 1.01 by reference.

Tall City Acquisition

On September 13, 2023, the Company entered into a purchase and sale agreement (the “Tall City PSA”) with Tall City Property Holdings III LLC and Tall City Operations III LLC (collectively, “Tall City”), pursuant to which the Company agreed to purchase (the “Tall City Acquisition” and, together with the Henry Acquisition and Maple Acquisition, the “Acquisitions”) Tall City’s oil and gas properties in the Delaware Basin, including approximately 21,450 net acres located in Reeves County and related assets and contracts, for consideration comprising (i) $300 million payable to Tall City in cash and (ii) approximately 2.27 million shares of Common Stock (the “Tall City Share Consideration” and, together with the Henry Share Consideration and Maple Share Consideration, the “Share Consideration”), each subject to purchase price adjustments and customary closing adjustments.

The Tall City PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The Company expects the Tall City Acquisition to close in the fourth quarter of 2023, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Tall City Acquisition will be satisfied. The foregoing description of the Tall City PSA does not purport to be complete and is qualified in its entirety by reference to the Tall City PSA filed as Exhibit 2.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Tall City PSA contains representations, warranties and other provisions that were made only for purposes of the Tall City PSA and as of specific dates and were solely for the benefit of the parties thereto. The Tall City PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or Tall City or the assets to be acquired from Tall City. The representations and warranties made by the Company and Tall City in the Tall City PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Under the Tall City PSA, the Company agreed to enter into a registration rights agreement with Tall City or its designee in connection with the closing of the Tall City Acquisition (the “Tall City Registration Rights Agreement”). Pursuant to the terms of the Tall City Registration Rights Agreement, the Company will agree to register under the Securities Act the resale of the shares of Common Stock to be issued as the Tall City Share Consideration. The foregoing description of the Tall City Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Tall City Registration Rights Agreement included as Exhibit G to the Tall City PSA filed as Exhibit 2.3 hereto and incorporated into this Item 1.01 by reference.

Credit Agreement Amendment

On September 13, 2023, the Company entered into the Limited Consent and Eleventh Amendment to Fifth Amended and Restated Credit Agreement (the “Eleventh Amendment”) with Wells Fargo Bank, N.A., as administrative agent, and the lenders and other financial institutions party thereto, which provides for, among other things, consent to the Acquisitions and, upon consummation of at least one of the Acquisitions, further amends the Fifth Amended and Restated Credit Facility (the Fifth Amended and Restated Credit Facility, as so amended, the “Amended Credit Agreement”) to, among other things, provide for revolving elected commitments of up to $1.25 billion (consisting of an initial revolving elected commitment of $1.0 billion, which would increase by $150 million at the closing of the Henry Acquisition and $100 million at the closing of the Maple Acquisition), a term loan commitment of $250 million and such other term loan commitments as the Company and the applicable term loan lenders may agree from time to time in an aggregate amount not to exceed the lesser of (x) the excess of the borrowing base over the revolving elected commitments, in each case, then in effect and (y) one-third of the sum of the total revolving commitments plus the aggregate term loan exposure then outstanding. The Amended Credit Agreement will mature in September 2027, subject to a springing maturity date of July 19, 2024 if more than a certain amount of the Company’s 9.5% senior notes due 2025 relative to availability under the Company’s revolving credit facility are outstanding on such date. Under the Amended Credit Agreement, (i) alternate base rate revolving advances will bear interest payable monthly at an alternate base rate plus applicable margin, which ranges from 1.25% to 2.25% based on the ratio of outstanding revolving credit to the borrowing base under the Amended Credit Agreement; (ii) SOFR advances under the facility will bear interest, at the Company’s election, at the end of one-month, three-month or six-month interest periods (and in the case of six-month interest periods, interest shall be payable every three months prior to the end of, and on the last day of, such interest period) at the adjusted Term SOFR rate plus an applicable margin, which ranges from 2.25% to 3.25%, based on the ratio of outstanding revolving credit to the borrowing base under the Amended Credit Agreement; (iii) the initial term loans under the facility will bear interest at the adjusted Term SOFR rate plus 3.25%, with a 0.25% step-up every 90 days after the closing date of the facility; and (iv) the Company will be required to pay a quarterly commitment fee on the unused portion of the financial institutions’ commitment ranging from 0.375% to 0.5%.

Upon effectiveness, the Amended Credit Agreement will have a maximum credit amount of $3.0 billion, a borrowing base of up to $1.5 billion (consisting of an initial borrowing base of $1.3 billion, which would increase by $75 million at the closing of the Henry Acquisition, $50 million at the closing of the Maple Acquisition and $75 million at the closing of the Tall City Acquisition) and an aggregate revolving elected commitment of up to $1.25 billion (consisting of an initial revolving elected commitment of $1.0 billion, which would increase by $150 million at the closing of the Henry Acquisition and $100 million at the closing of the Maple Acquisition) and a term loan commitment of $250 million. The borrowing base will be subject to a semi-annual redetermination occurring by May 1 and November 1 of each year based on the lenders’ evaluation of the Company’s oil and gas reserves, beginning May 1, 2024. The Amended Credit Agreement will also provide for the issuance of letters of credit, limited to the lesser of total capacity or $80.0 million. The Amended Credit Agreement will be fully and unconditionally guaranteed by Vital Midstream Services, LLC.

All capitalized terms above that are not defined elsewhere have the meanings ascribed to them in the Eleventh Amendment or the Amended Credit Agreement, as applicable. The foregoing description of the Eleventh Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Eleventh Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Eleventh Amendment and the Amended Credit Agreement is hereby incorporated herein by reference. A copy of the Eleventh Amendment is attached hereto as Exhibit 10.1 and incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above with respect to the Share Consideration is incorporated into this Item 3.02 by reference. The Company intends to issue the shares of Common Stock and Preferred Stock constituting the Share Consideration in reliance on the exemption from registration requirements under the Securities Act pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of each of Henry, Maple and Tall City, as applicable, with respect to its members in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On September 13, 2023, the Company issued a press release announcing the Acquisitions. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

On September 13, 2023, the Company also posted to its website, www.vitalenergy.com, a presentation related to the Acquisitions (the "Presentation"). A copy of the Presentation can be viewed at the website by first selecting “Investors,” then “News & Presentations,” then “Corporate Presentations”.

All statements in the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

Henry Financial Statements

The audited annual consolidated financial statements of Henry Energy LP and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2022, 2021 and 2020, the related consolidated statements of operations, changes in partner’s capital, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

The condensed consolidated unaudited interim financial statements of Henry Energy LP and subsidiaries, which comprise the condensed consolidated unaudited balance sheet as of June 30, 2023, the related condensed consolidated unaudited statements of operations, changes in partner’s capital and cash flows for the six-month periods ended June 30, 2023 and 2022, and the related notes to the condensed consolidated unaudited financial statements, are filed as Exhibit 99.3 hereto and incorporated by reference herein.

Maple Financial Statements

The audited annual financial statements of Maple, which comprise the balance sheet as of December 31, 2022, the related statements of operations, member equity, and cash flows for the year then ended, and the related notes to the financial statements, are filed as Exhibit 99.4 hereto and incorporated by reference herein.

The unaudited financial statements of Maple, which comprise the balance sheet as of June 30, 2023, the related statements of operations, member equity, and cash flows for the six-month periods ended June 30, 2023 and 2022, and the related notes to the financial statements, are filed as Exhibit 99.5 hereto and incorporated by reference herein.

Tall City Financial Statements

The audited annual consolidated financial statements of Tall City Exploration III LLC and subsidiaries, which comprise the balance sheets as of December 31, 2022 and 2021, the related statements of operations, changes in members’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements, are filed as Exhibit 99.6 hereto and incorporated by reference herein.

The unaudited consolidated financial statements of Tall City Exploration III LLC and subsidiaries, which comprise the balance sheet as of June 30, 2023, the related statements of operations, changes in members’ equity and cash flows for the six-month periods ended June 30, 2023 and 2022, and the related notes to the consolidated financial statements, are filed as Exhibit 99.7 hereto and incorporated by reference herein.

(c) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprises the balance sheet as of June 30, 2023, the related statements of operations for the six-month period ended June 30, 2023 and year ended December 31, 2022, and the related notes thereto, is filed as Exhibit 99.8 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated September 13, 2023, by and among Vital Energy, Inc. and Henry Resources LLC, Henry Energy LP and Moriah Henry Partners LLC*
2.2	Purchase and Sale Agreement, dated September 13, 2023, by and between Vital Energy, Inc. and Maple Energy Holdings LLC*
2.3	Purchase and Sale Agreement, dated September 13, 2023, by and among Vital Energy, Inc. and Tall City Property Holdings III LLC and Tall City Operations III LLC*
10.1	Limited Consent and Eleventh Amendment to the Fifth Amended and Restated Credit Agreement, dated as of September 13, 2023, among Vital Energy, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, Vital Midstream Services, LLC, as guarantor, and the banks signatory thereto*
23.1	Consent of Weaver and Tidwell, L.L.P.
23.2	Consent of Cawley Gillespie & Associates, Inc.
23.3	Consent of Moss Adams LLP
23.4	Consent of Netherland Sewell & Associates
23.5	Consent of Ernst & Young LLP
23.6	Consent of Ryder Scott Company, L.P.
99.1	Press Release dated September 13, 2023
99.2	Audited consolidated financial statements of Henry Energy LP and subsidiaries as of December 31, 2022, 2021 and 2020 and for the years then ended
99.3	Condensed consolidated unaudited financial statements of Henry Energy LP and subsidiaries as of June 30, 2023 and for the six-month periods ended June 30, 2023 and June 30, 2022
99.4	Audited financial statements of Maple as of December 31, 2022 and for the year then ended
99.5	Unaudited financial statements of Maple as of June 30, 2023 and for the six-month periods ended June 30, 2023 and June 30, 2022
99.6	Audited consolidated financial statements of Tall City Exploration III LLC and subsidiaries as of December 31, 2022 and 2021 and for the years then ended
99.7	Unaudited consolidated financial statements of Tall City Exploration III LLC and subsidiaries as of June 30, 2023 and for the six-month periods ended June 30, 2023 and June 30, 2022
99.8	Unaudited pro forma condensed combined financial information of Vital Energy, Inc. as of June 30, 2023 and for the six-month period ended June 30, 2023 and year ended December 31, 2022
99.9	Reserves report of Cawley Gillespie & Associates, Inc. with respect to Henry Energy LP as of December 31, 2022
99.10	Reserves report of Netherland Sewell & Associates with respect to Maple as of December 31, 2022
99.11	Reserves report of Ryder Scott Company, L.P. with respect to Tall City Exploration III LLC as of December 31, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: September 13, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer